EXHIBIT 23.1

                         CONSENT OF MOORE STEPHENS P.C.

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this registration statement on Form SB-2 of our report dated February 25, 2005, except for Note 4, as to which the date is April 11, 2005, relating to the financial statements of Adal Group, Inc. and subsidiaries, and to the reference to our firm as experts in the registration statement.

                               /s/ MOORE STEPHENS, P.C
                               -----------------------------
                               Certified Public Accountants.